EXHIBIT 10.4

Reaffirmation of Collateral Agency Agreement

Each of the undersigned, JPMorgan Chase Bank, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Collateral Agency Agreement) and as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined herein), U.S. Bank National Association, as Trustee (the “New Trustee”), on behalf of holders of the New Debentures and U.S. Bank National Association, as successor to Suntrust Bank, as Trustee (the “Existing Trustee”), on behalf of the holders of the Existing Debentures pursuant to the Collateral Agency Agreement, dated as of October 31, 2006 (the “Collateral Agency Agreement”), by and among Collateral Agent, New Trustee, Existing Trustee, FelCor Holdings Trust (“Pledgor”), FelCor Lodging Trust Incorporated (“FelCor Trust”) and FelCor Lodging Limited Partnership (“FelCor Partnership”, together with FelCor Trust, the “Borrowers”), in connection with that certain Credit Agreement, dated as of December 12, 2005, as amended (the “Original Credit Agreement”), by and among Pledgor and Borrowers, Collateral Agent and each of the lenders party thereto (the “Lenders”) hereby (i) acknowledges the Amended and Restated Credit Agreement dated as of August 16, 2007, by and among Borrowers, Collateral Agent, Citicorp North America, Inc., as syndication agent and certain of the Lenders (the “Amended and Restated Credit Agreement”) which amends and restates the Original Credit Agreement in its entirety, and (ii) confirms that the Collateral Agency Agreement shall remain in full force and effect after giving effect to the Amended and Restated Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Collateral Agency Agreement.

[remainder of page intentionally left blank; signature pages follow]

A/72153219.4

Executed as of this 16th day of August, 2007.

JPMORGAN CHASE BANK, N.A., in its capacity as Agent and Collateral Agent

By:/s/Donald S. Shokrian
Name: Donald S. Shokrian
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION, as Trustee under the New Indenture

By:/s/R. Prokosch
Name: Richard Prokosch
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee under the Existing Indentures

By:/s/R. Prokosch
Name: Richard Prokosch
Title:	Vice President

[Signature Page to Reaffirmation of Collateral Agency Agreement]

A/72153219.4

ACCEPTED AND AGREED TO:

FELCOR LODGING TRUST INCORPORATED

By:     /s/Andrew J. Welch

Name: Andrew J. Welch
Title:	Executive Vice President
and Chief Financial Officer

FELCOR LODGING LIMITED PARTNERSHIP

By: FelCor Lodging Trust Incorporated,                its General Partner

By: /s/Andrew J. Welch

Name:	Andrew J. Welch
Title:	Executive Vice President
and Chief Financial Officer

FELCOR HOLDINGS TRUST

By:     /s/Larry J. Mundy

Name: Larry J. Mundy
Title:	Trustee

By:     /s/Lester C. Johnson

Name: Lester C. Johnson
Title:	Trustee

[Signature Page to Reaffirmation of Collateral Agency Agreement]

A/72153219.4